UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NETSKOPE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2445 Augustine Drive, Suite 301

Santa Clara, California 95054

(800) 979-6988

May 27, 2026

Dear Fellow Stockholders:

We are pleased to invite you to attend the annual meeting of stockholders of Netskope, Inc., to be held on Tuesday, July 7, 2026 at 11:00 a.m., Pacific Time. The annual meeting will be conducted virtually via live audio webcast. You will be able to attend the annual meeting virtually by visiting www.virtualshareholdermeeting.com/NTSK2026, where you will be able to listen to the meeting live, submit questions and vote online.

The attached formal meeting notice and proxy statement contain details of the business to be conducted at the annual meeting.

Your vote is important. Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the annual meeting. Therefore, we urge you to vote and submit your proxy promptly via the Internet, telephone or mail.

On behalf of our Board of Directors, we would like to express our appreciation for your continued support of and interest in Netskope.

Sincerely,

Sanjay Beri
Chief Executive Officer and Chairman

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NETSKOPE, INC.

2445 Augustine Drive, Suite 301

Santa Clara, California 95054

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	11:00 a.m., Pacific Time, on Tuesday, July 7, 2026
Place

The annual meeting will be conducted virtually via live audio webcast. You will be able to attend the annual meeting virtually by visiting www.virtualshareholdermeeting.com/NTSK2026, where you will be able to listen to the meeting live, submit questions and vote online during the meeting.

Items of Business

To elect two Class I directors to hold office until our 2029 annual meeting of stockholders and until their respective successors are elected and qualified.

To ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027.

To transact other business that may properly come before the annual meeting or any adjournments or postponements thereof.

Record Date	May 11, 2026 Only stockholders of record as of May 11, 2026 are entitled to notice of and to vote at the annual meeting.
Availability of Proxy Materials

The Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement, notice of annual meeting, form of proxy and our annual report, is first being sent or given on or about May 27, 2026 to all stockholders entitled to vote at the annual meeting.

The proxy materials and our annual report can be accessed as of May 27, 2026 by visiting www.proxyvote.com.

Voting	Your vote is important. Whether or not you plan to attend the annual meeting, we urge you to submit your proxy or voting instructions via the Internet, telephone or mail as soon as possible.

By order of the Board of Directors,

James Bushnell
General Counsel and Secretary
Santa Clara, California
May 27, 2026

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NETSKOPE, INC.

PROXY STATEMENT

FOR FISCAL YEAR 2026 ANNUAL MEETING OF STOCKHOLDERS

To be held at 11:00 a.m., Pacific Time, on Tuesday, July 7, 2026

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

In this proxy statement, we refer to Netskope, Inc. as “Netskope,” the “Company,” “we” or “us” and the board of directors of Netskope as “our Board of Directors.” Our annual report, which contains consolidated financial statements as of and for the fiscal year ended January 31, 2026, accompanies this proxy statement. You also may obtain a copy of the annual report without charge on our investor relations website at https://investors.netskope.com/financials/sec-filings and from the SEC at its website at www.sec.gov, or by sending a written request to Netskope, Inc., 2445 Augustine Drive, Suite 301, Santa Clara, California 95054, Attention: Investor Relations.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Why am I receiving these materials?

This proxy statement and the form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors for use at the fiscal year 2026 annual meeting of stockholders of Netskope and any postponements, adjournments or continuations thereof. The annual meeting will be held on Tuesday, July 7, 2026 at 11:00 a.m., Pacific Time. The annual meeting will be conducted virtually via live audio webcast. You will be able to attend the annual meeting virtually by visiting www.virtualshareholdermeeting.com/NTSK2026, where you will be able to listen to the meeting live, submit questions and vote online during the meeting.

The Notice of Internet Availability of Proxy Materials, or Notice of Internet Availability, containing instructions on how to access this proxy statement, the accompanying notice of annual meeting and form of proxy, and our annual report, is first being sent or given on or about May 27, 2026 to all stockholders of record as of May 11, 2026. The proxy materials and our annual report can be accessed as of May 27, 2026 by visiting www.proxyvote.com. If you receive a Notice of Internet Availability, then you will not receive a printed copy of the proxy materials or our annual report in the mail unless you specifically request these materials. Instructions for requesting a printed copy of the proxy materials and our annual report are set forth in the Notice of Internet Availability.

What proposals will be voted on at the annual meeting?

The following proposals will be voted on at the annual meeting:

•
the election of two Class I directors to hold office until our 2029 annual meeting of stockholders and until their respective successors are elected and qualified; and
•
the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027.

As of the date of this proxy statement, our management and Board of Directors were not aware of any other matters to be presented at the annual meeting.

How does the Board of Directors recommend that I vote on these proposals?

Our Board of Directors recommends that you vote your shares:

•
“FOR” the election of each Class I director nominee named in this proxy statement; and
•
“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027.

Who is entitled to vote at the annual meeting?

Holders of our Class A and Class B common stock as of the close of business on May 11, 2026, the record date for the annual meeting, may vote at the annual meeting. As of the record date, there were 237,558,044 shares of our Class A common stock outstanding, 166,109,471 shares of our Class B common stock outstanding and no shares of our Class C common stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of Class A common stock is entitled to one vote on each matter properly brought before the annual meeting, each share of Class B common stock is entitled to 20 votes on each matter properly brought before the annual meeting and each share of Class C common stock is not entitled to vote on any matter that is submitted to a vote of stockholders, except as otherwise required by law. Our Class A common stock and Class B common stock are collectively referred to in this proxy statement as our common stock.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are considered the stockholder of record with respect to those shares, and the Notice of Internet Availability was sent directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the annual meeting. Throughout this proxy statement, we refer to these holders as “stockholders of record.”

Street Name Stockholders. If your shares are held in a brokerage account or by a broker, bank or other nominee, then you are considered the beneficial owner of shares held in street name, and the Notice of Internet Availability was forwarded to you by your broker, bank or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions that your broker, bank or other nominee sent to you. Throughout this proxy statement, we refer to these holders as “street name stockholders.”

Is there a list of registered stockholders entitled to vote at the annual meeting?

A list of registered stockholders entitled to vote at the annual meeting will be made available for examination by any stockholder for any purpose germane to the meeting for a period of at least ten days prior to the meeting between the hours of 9:00 a.m. and 4:30 p.m., Pacific Time, at our principal executive offices located at 2445 Augustine Drive, Suite 301, Santa Clara, California 95054 by contacting our corporate secretary. The list of registered stockholders entitled to vote at the annual meeting will also be available online during the annual meeting at www.virtualshareholdermeeting.com/NTSK2026, for those stockholders attending the annual meeting.

How many votes are needed for approval of each proposal?

•
Proposal No. 1: Each director is elected by a plurality of the voting power of the shares present virtually or by proxy at the annual meeting and entitled to vote on the election of directors. A plurality means that the nominees with the largest number of “FOR” votes are elected as directors. You may vote “FOR” or “WITHHOLD” on each of the nominees for election as a director. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted “FOR” a particular nominee, whether as a result of choosing to “WITHHOLD” authority to vote or a broker non-vote, will have no effect on the outcome of the election.
•
Proposal No. 2: The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027 requires the affirmative vote of a majority of the voting power of the shares cast. You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this proposal. Abstentions and broker non-votes will not be considered as votes cast for or against the proposal. Because this is a routine proposal, we do not expect any broker non-votes on this proposal.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Class A common stock you own as of the close of business on May 11, 2026 and you have 20 votes for each share of Class B common stock you own as of the close of business on May 11, 2026.

What is the quorum requirement for the annual meeting?

A quorum is the minimum number of shares required to be present or represented at the annual meeting for the meeting to be properly held under our amended and restated bylaws and Delaware law. The presence, in person (including virtually) or by proxy, of a majority of the voting power of our capital stock issued and outstanding and entitled to vote will constitute a quorum to transact business at the annual meeting. Abstentions, choosing to withhold authority to vote and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairperson of the meeting may adjourn the meeting to another time or place.

How do I vote and what are the voting deadlines?

Stockholder of Record. If you are a stockholder of record, you may vote in one of the following ways:

•
by Internet at www.proxyvote.com, 24 hours a day, 7 days a week, until 11:59 p.m., Eastern time, on July 6, 2026 (have your Notice of Internet Availability or proxy card in hand when you visit the website);
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by telephone at +1-800-690-6903, 24 hours a day, 7 days a week, until 11:59 p.m., Eastern time, on July 6, 2026 (have your Notice of Internet Availability or proxy card in hand when you call);

•
by completing, signing and mailing your proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717 (if you received printed proxy materials), which must be received prior to the annual meeting; or
•
by attending the annual meeting virtually by visiting www.virtualshareholdermeeting.com/NTSK2026, where you may vote during the meeting (have your Notice of Internet Availability or proxy card in hand when you visit the website).

Street Name Stockholders. If you are a street name stockholder, then you will receive voting instructions from your broker, bank or other nominee. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. We therefore recommend that you follow the voting instructions in the materials you receive. If your voting instruction form or notice of internet availability of proxy materials indicates that you may vote your shares through the proxyvote.com website, then you may vote those shares at the annual meeting with the control number indicated on that voting instruction form or notice of internet availability of proxy materials. Otherwise, you may not vote your shares at the annual meeting unless you obtain a legal proxy from your broker, bank or other nominee.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•
“FOR” the election of each Class I director nominee named in this proxy statement; and
•
“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027.

In addition, if any other matters are properly brought before the annual meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Street Name Stockholders. Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole routine matter: the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027. Your broker, bank or other nominee will not have discretion to vote on any other proposals, which are considered non-routine matters, absent direction from you. In the event that your broker, bank or other nominee votes your shares on our sole routine matter, but is not able to vote your shares on the non-routine matters, then those shares will be treated as broker non-votes with respect to the non-routine proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your shares are counted on each of the proposals.

Can I change my vote or revoke my proxy?

Stockholder of Record. If you are a stockholder of record, you can change your vote or revoke your proxy before the annual meeting by:

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entering a new vote by Internet or telephone (subject to the applicable deadlines for each method as set forth above);

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completing and returning a later-dated proxy card, which must be received prior to the annual meeting;
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delivering a written notice of revocation to our corporate secretary at Netskope, Inc., 2445 Augustine Drive, Suite 301, Santa Clara, California 95054, Attention: Corporate Secretary, which must be received prior to the annual meeting; or
•
attending and voting at the annual meeting (although attendance at the annual meeting will not, by itself, revoke a proxy).

Street Name Stockholders. If you are a street name stockholder, then your broker, bank or other nominee can provide you with instructions on how to change or revoke your proxy.

What do I need to do to attend the annual meeting?

We will be hosting the annual meeting via live audio webcast only.

Stockholder of Record. If you were a stockholder of record as of the record date, then you may attend the annual meeting virtually, and will be able to submit your questions during the meeting and vote your shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/NTSK2026. To attend and participate in the annual meeting, you will need the control number included on your Notice of Internet Availability or proxy card. The annual meeting live audio webcast will begin promptly at 11:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:45 a.m., Pacific Time, and you should allow ample time for the check-in procedures.

Street Name Stockholders. If you were a street name stockholder as of the record date and your voting instruction form or notice of internet availability of proxy materials indicates that you may vote your shares through the proxyvote.com website, then you may access and participate in the annual meeting with the control number indicated on that voting instruction form or notice of internet availability of proxy materials. Otherwise, street name stockholders should contact their bank, broker or other nominee and obtain a legal proxy in order to be able to attend and participate in the annual meeting.

What if I cannot find my control number?

Please note that if you do not have your control number and you are a registered stockholder, you will be able to log in as a guest. To join the meeting webcast, visit www.virtualshareholdermeeting.com/NTSK2026 and register as a guest. If you log in as a guest, you will not be able to vote your shares or ask questions during the meeting.

If you are a street name stockholder, you will need to contact that bank, broker, or other holder of record to obtain your control number prior to the annual meeting.

How can I get help if I have trouble checking in or listening to the annual meeting online?

If you encounter difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log-in page at www.virtualshareholdermeeting.com/NTSK2026. Technical support will be available starting at 10:45 a.m. Pacific Time on Tuesday, July 7, 2026 and will remain available until the annual meeting has ended.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board of Directors. Each of Sanjay Beri and Drew Del Matto has been designated as proxy holder for the annual meeting by our Board of Directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the annual meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors on the proposals as described above. If any other matters are properly brought before the annual meeting, then the proxy holder will use his or her own judgment to determine how to vote your shares. If the annual meeting is postponed or adjourned, then the proxy holder can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspector of election.

How can I contact Netskope’s transfer agent?

You may contact our transfer agent, Computershare Trust Company, N.A., by telephone at 800-736-3001 (or +1-781-575-3100 for international callers), or by writing to Computershare Trust Company, N.A., at P.O. Box 43006, Providence, Rhode Island 02940-3006. Stockholders of record may also access instructions with respect to certain stockholder matters (e.g., change of address) via the Internet at www.computershare.com.

How are proxies solicited for the annual meeting and who is paying for such solicitation?

Our Board of Directors is soliciting proxies for use at the annual meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.

What does being an “emerging growth company” mean?

We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. An emerging growth company may take advantage of specified reduced reporting requirements that are otherwise generally applicable to public companies. These provisions include:

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an exemption from compliance with the auditor attestation requirement on the effectiveness of our internal control over financial reporting;
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an exemption from compliance with any requirement that the Public Company Accounting Oversight Board may adopt regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements;
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reduced disclosure about our executive compensation arrangements;

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extended transition periods for complying with new or revised accounting standards; and
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exemptions from the requirements to obtain a non-binding advisory vote on executive compensation or a stockholder approval of any golden parachute arrangement.

We will remain an emerging growth company until the earliest to occur of the following:

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the last day of the fiscal year in which we have more than $1.235 billion in annual revenue;
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the end of the fiscal year in which the market value of our common stock that is held by non-affiliates exceeds $700 million as of the end of the second quarter of that fiscal year;
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the issuance, in any three-year period, by us of more than $1.0 billion in non-convertible debt securities; and
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the last day of the fiscal year ending after the fifth anniversary of our initial public offering.

We intend to take advantage of certain of the available benefits under the JOBS Act. Accordingly, the information contained herein may be different than the information you receive from other public companies in which you hold stock.

Where can I find the voting results of the annual meeting?

We will disclose voting results on a Current Report on Form 8-K that we will file with the U.S. Securities and Exchange Commission, or SEC, within four business days after the meeting. If final voting results are not available to us in time to file a Form 8-K, we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Why did I receive a Notice of Internet Availability instead of a full set of proxy materials?

In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability instead of a paper copy of the proxy materials. The Notice of Internet Availability contains instructions on how to access our proxy materials on the Internet, how to vote on the proposals, how to request printed copies of the proxy materials and our annual report, and how to request to receive all future proxy materials in printed form by mail or electronically by e-mail. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce our costs and the environmental impact of our annual meetings.

What does it mean if I receive more than one Notice of Internet Availability or more than one set of printed proxy materials?

If you receive more than one Notice of Internet Availability or more than one set of printed proxy materials, then your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each Notice of Internet Availability or each set of printed proxy materials, as applicable, to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one copy of the Notice of Internet Availability or proxy statement and annual report. How may I obtain an additional copy of the Notice of Internet Availability or proxy statement and annual report?

We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the Notice of Internet Availability and, if applicable, the proxy statement and annual report, to multiple stockholders who share the same address unless we receive contrary instructions from one or more stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, the proxy statement and annual report, to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s Notice of Internet Availability or proxy statement and annual report, as applicable, you may contact us as follows:

Netskope, Inc.

Attention: Corporate Secretary

2445 Augustine Drive, Suite 301

Santa Clara, California 95054

Tel: (800) 979-6988

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Composition of the Board

Our business affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of six directors, five of whom are “independent” under the listing rules of The Nasdaq Stock Market LLC (“Nasdaq”).

Our Board of Directors is divided into three classes with staggered three-year terms who are only able to be removed from office for cause. Only one class of directors is elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective three-year terms. Each director's term continues until the election and qualification of their successor, or their earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as practicable, each class will consist of one-third of our directors.

The following table sets forth the names, ages as of May 11, 2026, and certain other information for each of our directors and director nominees:

Name	Class	Age	Position(s)	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Nominees for Director
Sanjay Beri	I	50	Chief Executive Officer and Chairman	2012	2026	2029
Arif Janmohamed(2)	I	50	Director	2013	2026	2029
Continuing Directors
Enrique Salem (1)(2)(4)	II	60	Director	2013	2027
Eric Wolford (1)(3)	II	59	Director	2014	2027
Kimberly Alexy (1)(3)	III	55	Director	2021	2028
William Griffith	III	54	Director	2023	2028

(1)
Member of audit committee
(2)
Member of compensation committee
(3)
Member of nominating and corporate governance committee
(4)
Lead independent director

Nominees for Director

Sanjay Beri. Sanjay Beri has served as our Chief Executive Officer and as a member of our Board of Directors since he co-founded the Company in October 2012 and currently serves as Chairman of our Board of Directors. From August 2004 to September 2012, Mr. Beri served in various executive roles at Juniper Networks, Inc., a developer of networking products, most recently as Vice President and General Manager, Access/Security and Pulse Business Unit from June 2007 to August 2012. In 1999, he co-founded Ingrian Networks, Inc., an enterprise data protection and privacy solutions company, that was acquired by SafeNet Inc. Mr. Beri holds an Honors BSc in Computer Engineering from the University of Waterloo, M.S. in Electrical Engineering from Stanford University, and M.B.A. from the University of California, Berkeley, Haas School of Business.

We believe Mr. Beri is qualified to serve as a member of our Board of Directors because of the perspective and experience he brings as our Chief Executive Officer and as our co-founder, as well as his prior business experience.

Arif Janmohamed. Arif Janmohamed has served as a member of our Board of Directors since May 2013. Since June 2008, Mr. Janmohamed has served as a Partner at Lightspeed Venture Partners, a venture capital firm (“Lightspeed Venture Partners”). Prior to joining Lightspeed Venture Partners, Mr. Janmohamed held roles at various technology companies, including Cisco Systems, Inc., a technology solutions company, from 2006 to 2008. He currently serves on the board of directors of Navan, Inc., a corporate travel and expense management company. Mr. Janmohamed holds a B.Sc. in Computer Engineering from University of Waterloo, Canada and an M.B.A. from The Wharton School of the University of Pennsylvania.

We believe Mr. Janmohamed is qualified to serve as a member of our Board of Directors given his leadership and business experience, technical knowledge, and his deep understanding of our business and industry as an early investor.

Continuing Directors

Enrique Salem. Enrique Salem has served as a member of our Board of Directors since September 2013. Since July 2014, Mr. Salem has served as a Managing Director at Bain Capital Ventures, a venture capital firm. He previously served as President, Chief Executive Officer, and Chief Operating Officer, at Symantec Corporation, now known as Gen Digital, Inc., a cybersecurity company. Mr. Salem currently serves on the board of directors of Docusign, Inc., a cloud-based digital transaction administration platform and previously served on the boards of directors of Atlassian Corporation, a software company, Forescout Technologies, Inc., a provider of network security control solutions, Mandiant, Inc., a cybersecurity company acquired by Google LLC (“Mandiant”), and Rubrik, Inc., a cybersecurity company. Mr. Salem holds an A.B. in Computer Science from Dartmouth College.

We believe Mr. Salem is qualified to serve as a member of our Board of Directors due to his extensive investment, management, and leadership experience, and his service as a director of multiple publicly traded companies.

Eric Wolford. Eric Wolford has served as a member of our Board of Directors since May 2014. Since January 2014, Mr. Wolford has served as a partner at Accel, a venture capital firm (“Accel”). He currently serves on the boards of directors of several privately-held companies. Mr. Wolford holds a B.S. in Pre-Medicine from Pepperdine University and an M.B.A. from the New York University Stern School of Business.

We believe Mr. Wolford is qualified to serve as a member of our Board of Directors due to his experience investing in, and serving on the board of directors of, various technology companies.

Kimberly Alexy. Kimberly Alexy has served as a member of our Board of Directors since May 2021. Since June 2005, Ms. Alexy has served as a private investor and corporate board member. From August 2012 until June 2014, she served as an Adjunct Lecturer at San Diego State University in the Graduate School of Business. Ms. Alexy currently serves on the board of directors of Western Digital Corporation, a data storage company, and Redis, an enterprise software company. She previously served on the boards of SanDisk, a memory storage company; Mandiant, a cybersecurity company; Five9, a provider of cloud contact management software; FireEye, a cybersecurity provider; Microsemi, a semiconductor company; Alteryx, a data analytics software provider; and several others. She is a Chartered Financial Analyst (CFA) and holds a B.A. from Emory University and an M.B.A. with a concentration in Finance and Accounting from the College of William and Mary.

We believe Ms. Alexy is qualified to serve as a member of our Board of Directors due to her experience investing in technology companies and her service as a director of multiple publicly traded companies.

William Griffith. William Griffith has served as a member of our Board of Directors since February 2023. Since January 2013, Mr. Griffith has been a Partner at ICONIQ Capital, LLC, a global investment firm (“ICONIQ”), where he founded ICONIQ’s venture and growth investing platform. From August 2000 to December 2011, he was at Technology Crossover Ventures, a private equity and venture capital firm, where he was a General Partner. Mr. Griffith began his career in investment banking at Morgan Stanley and at The Beacon Group, a private equity firm acquired by JPMorgan Chase. Mr. Griffith has served on the board of directors of Procore Technologies, Inc., a publicly traded construction management software company, since December 2015, and ServiceTitan, Inc., a publicly traded cloud-based software company serving the trades, since November 2016. He also serves on the boards of directors of several privately held companies. Mr. Griffith previously served on the board of directors of BlackLine, Inc., a publicly traded enterprise software company, and Orbitz Worldwide, Inc., a publicly traded online travel company acquired by Expedia Group, Inc. He holds an A.B. in History and Engineering from Dartmouth College and an M.B.A. from the Stanford University Graduate School of Business.

We believe Mr. Griffith is qualified to serve as a member of our Board of Directors due to his extensive investment experience in the technology sector, and his service as a director of multiple publicly traded companies.

Director Independence

Our Class A common stock is listed on Nasdaq. As a company listed on Nasdaq, we are required under Nasdaq listing rules to maintain a board comprised of a majority of independent directors as determined affirmatively by our Board of Directors. Under Nasdaq listing rules, a director will only qualify as an independent director if, in the opinion of that listed company’s board of directors, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of our audit, compensation, and nominating and corporate governance committees be independent.

Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and Nasdaq listing rules applicable to audit committee members. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and Nasdaq listing rules applicable to compensation committee members.

Our Board of Directors has undertaken a review of the independence of each of our directors. Based on information provided by each director concerning his or her background, employment and affiliations, our Board of Directors has determined that Ms. Alexy and Messrs. Griffith, Janmohamed, Salem, and Wolford, representing five of our six directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each of these directors is an “independent director” as defined under the Nasdaq listing rules.

In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances that our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.”

There are no family relationships among any of our directors, director nominees or executive officers.

Board Leadership Structure

Sanjay Beri, our co-founder and Chief Executive Officer, serves as Chair of our Board of Directors, presides over meetings of our Board of Directors, and holds such other powers and carries out such other duties as are customarily carried out by the Chair of our Board of Directors. Our independent directors bring experience, oversight, and expertise from outside of our company, while Mr. Beri brings current company-specific experience, leadership, and insight as our co-founder and Chief Executive Officer.

Our Board of Directors has adopted corporate governance guidelines that provide that one of our independent directors should serve as our Lead Independent Director if the Chair of the Board of Directors is not an independent director. Our Board of Directors has appointed Mr. Salem to serve as our Lead Independent Director. As Lead Independent Director, Mr. Salem presides over periodic meetings of our independent directors, serves as a liaison between our Chair and our independent directors, and performs such additional duties as our Board of Directors may otherwise determine and delegate. Our Board of Directors believes that this structure is appropriate and offers independent leadership and engagement from the Lead Independent Director, while providing the benefit of having our Chief Executive Officer, the individual with primary responsibility for managing the company’s day-to-day operations, chair regular Board of Directors’ meetings as key business and strategic issues are discussed.

Role of Board in Risk Oversight Process

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business, operational, legal, compliance and reputational risks. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks the company faces, while our Board of Directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. Our Board of Directors reviews strategic and operational risk in the context of discussions, question and answer sessions, and reports from the management team, receives reports on significant committee activities, and evaluates the risks inherent in significant transactions.

In addition, our Board of Directors has tasked designated standing committees with oversight of certain categories of risk management. Our audit committee assists our Board in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance, cybersecurity and other information technology risks, and also, among other things, discusses with management and our independent auditor certain guidelines and policies with respect to risk assessment and risk management. Our compensation committee assesses risks relating to our executive compensation plans and arrangements, and whether our compensation policies and programs have the potential to encourage excessive risk taking. Our nominating and corporate governance committee assesses risks relating to our corporate governance practices, including issues related to corporate responsibility and sustainability, the independence of our Board of Directors and potential conflicts of interest.

Our Board of Directors believes its current structure and leadership support its risk oversight function.

Board Committees

Our Board of Directors has established the following standing committees of the board: an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and responsibilities of each of those committees is described below.

Audit Committee

The current members of our audit committee are Ms. Alexy and Messrs. Salem and Wolford. Ms. Alexy is the chairperson of our audit committee. Our Board of Directors has determined that each member of our audit committee meets the requirements for independence of audit committee members under the rules and regulations of the SEC and the Nasdaq listing rules, and each member also meets the financial literacy requirements of the Nasdaq listing rules. Our Board of Directors has determined that each of Ms. Alexy and Messrs. Salem and Wolford is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K. Our audit committee is responsible for, among other things:

•
selecting, retaining, compensating, evaluating, overseeing and, where appropriate, terminating our independent registered public accounting firm;
•
reviewing and approving the scope and plans for the audits and the audit fees and approving all non-audit and tax services to be performed by the independent auditor;
•
evaluating the independence and qualifications of our independent registered public accounting firm;
•
reviewing our financial statements, and discussing with management and our independent registered public accounting firm the results of the annual audit and the quarterly reviews;
•
reviewing and discussing with management and our independent registered public accounting firm the quality and adequacy of our internal controls and our disclosure controls and procedures;
•
discussing with management our procedures regarding the presentation of our financial information, and reviewing earnings press releases and guidance;
•
overseeing the design, implementation and performance of our internal audit function;
•
setting hiring policies with regard to the hiring of employees and former employees of our independent auditor and overseeing compliance with such policies;
•
reviewing, approving and monitoring related party transactions;
•
reviewing our policies on risk assessment and risk management;
•
adopting and overseeing procedures to address complaints regarding accounting, internal accounting controls and auditing matters, including confidential, anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters;
•
reviewing and discussing with management and our independent auditor the adequacy and effectiveness of our legal, regulatory and ethical compliance programs; and
•
reviewing and discussing with management and our independent auditor our guidelines and policies to identify, monitor and address enterprise risks.

Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the Nasdaq listing rules. A copy of the charter of our audit committee is available on our investor relations website at https://investors.netskope.com.

During fiscal year 2026, our audit committee held five meetings.

Compensation Committee

The current members of our compensation committee are Messrs. Janmohamed and Salem. Mr. Salem is the chairperson of our compensation committee. Our Board of Directors has determined that each member of our compensation committee meets the requirements for independence for compensation committee members under the rules and regulations of the SEC and the Nasdaq listing rules. Each member of the compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Our compensation committee is responsible for, among other things:

•
reviewing, approving, or making recommendations to our Board of Directors regarding the compensation for our executive officers, including our chief executive officer;
•
reviewing and making recommendations to our Board of Directors regarding the compensation for our non-employee directors;
•
reviewing, approving, and administering our employee benefit and equity incentive plans;
•
establishing and reviewing the compensation plans and programs of our employees, and ensuring that they are consistent with our general compensation strategy;
•
approving the retention of compensation consultants or other advisers; and
•
approving or making recommendations to our Board of Directors regarding the creation or revision of any clawback policy.

Our compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the Nasdaq listing rules. A copy of the charter of our compensation committee is available on our investor relations website at https://investors.netskope.com.

During fiscal year 2026, our compensation committee held three meetings.

Nominating and Corporate Governance Committee

The current members of our nominating and corporate governance committee are Ms. Alexy and Mr. Wolford. Mr. Wolford is the chairperson of our nominating and corporate governance committee. Our Board of Directors has determined that each member of our nominating and corporate governance committee meets the requirements for independence for nominating and corporate governance committee members under the Nasdaq listing rules. Our nominating and corporate governance committee is responsible for, among other things:

•
reviewing and assessing and making recommendations to our Board of Directors regarding desired qualifications, expertise and characteristics sought of board members;
•
identifying, evaluating, selecting or making recommendations to our Board of Directors regarding nominees for election to our board of directors;

•
developing policies and procedures for considering stockholder nominees for election to our Board of Directors;
•
reviewing our succession planning process for our chief executive officer and any other members of our executive management team;
•
reviewing and making recommendations to our Board of Directors regarding the composition, organization and governance of our Board of Directors and its committees;
•
reviewing and making recommendations to our Board of Directors regarding our corporate governance guidelines and corporate governance framework;
•
overseeing director orientation for new directors and continuing education for our directors;
•
overseeing the evaluation of the performance of our Board of Directors and its committees;
•
reviewing and monitoring compliance with our code of business conduct and ethics, and reviewing conflicts of interest of our board members and officers other than related party transactions reviewed by our audit committee; and
•
administering policies and procedures for communications with the non-management members of our Board of Directors.

Our nominating and corporate governance committee operates under a written charter that satisfies the applicable Nasdaq listing rules. A copy of the charter of our nominating and corporate governance committee is available on our investor relations website at https://investors.netskope.com.

During fiscal year 2026, our nominating and corporate governance committee held one meeting.

Attendance at Board and Stockholder Meetings

During our fiscal year ended January 31, 2026, our Board of Directors held four meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors held during the period for which he or she has been a director and (2) the total number of meetings held by all committees on which he or she served during the periods that he or she served.

Although we do not have a formal policy regarding attendance by members of our Board of Directors at the annual meetings of stockholders, we encourage directors to attend. This annual meeting will be our first annual meeting of our stockholders.

Executive Sessions of Non-Employee Directors

To encourage and enhance communication among independent directors, and as required under applicable Nasdaq rules, our corporate governance guidelines provide that the independent directors will meet in executive sessions without management directors or management present on a periodic basis, but no less than twice a year.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is or has been an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Considerations in Evaluating Director Nominees

Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating potential director nominees. In its evaluation of director candidates, including the current directors eligible for re-election, our nominating and corporate governance committee will consider the current size and composition of our Board of Directors and the needs of our Board of Directors and its respective committees and other director qualifications. While our Board of Directors has not established minimum qualifications for board members, some of the factors that our nominating and corporate governance committee considers in assessing director nominee qualifications include, without limitation, character, professional ethics and integrity, judgment, business acumen, proven achievement and competence in one’s field, the ability to exercise sound business judgment, tenure on the Board and skills that are complementary to our Board of Directors, an understanding of the Company’s business, an understanding of the responsibilities that are required of a member of the Board, other time commitments, diversity with respect to professional background, education, race, ethnicity, gender, age and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our Board of Directors.

If our nominating and corporate governance committee determines that an additional or replacement director is required, then the committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, board or management.

After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our Board of Directors the director nominees for selection. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors and our Board of Directors has the final authority in determining the selection of director candidates for nomination to our Board of Directors.

Stockholder Recommendations and Nominations to our Board of Directors

Our nominating and corporate governance committee will consider recommendations and nominations for candidates to our Board of Directors from stockholders in the same manner as candidates recommended to the committee from other sources, so long as such recommendations and nominations comply with our amended and restated certificate of incorporation and amended and restated bylaws, all applicable company policies and all applicable laws, rules and regulations, including those promulgated by the SEC. Our nominating and corporate governance committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws and corporate governance guidelines and the director nominee criteria described above.

A stockholder that wants to recommend a candidate to our Board of Directors should direct the recommendation in writing by letter to our corporate secretary at Netskope, Inc., Attention: Corporate Secretary, 2445 Augustine Drive, Suite 301, Santa Clara, California 95054. Such recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a statement of support by the recommending stockholder, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and us and evidence of the recommending stockholder’s ownership of our capital stock, among other required information. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.

Under our amended and restated bylaws, stockholders may also directly nominate persons for our Board of Directors. Any nomination must comply with the requirements set forth in our amended and restated bylaws and the rules and regulations of the SEC and should be sent in writing to our corporate secretary at the address above. To be timely for our fiscal year 2027 annual meeting of stockholders, nominations must be received by our corporate secretary observing the deadlines discussed below under “Other Matters—Stockholder Proposals or Director Nominations for Fiscal Year 2027 Annual Meeting.”

Communications with the Board of Directors

Stockholders and other interested parties wishing to communicate directly with our non-management directors may do so by writing and sending the correspondence to our General Counsel, Chief Financial Officer or Legal Department by mail to our principal executive offices at Netskope, Inc., 2445 Augustine Drive, Suite 301, Santa Clara, California 95054. Our General Counsel, Chief Financial Officer or Legal Department, in consultation with appropriate directors as necessary, will review all incoming communications and screen for communications that (1) are solicitations for products and services, (2) relate to matters of a personal nature not relevant for our stockholders to act on or for our Board of Directors to consider and (3) matters that are of a type that render them improper or irrelevant to the functioning of our Board of Directors or our business, including, without limitation, mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive or otherwise inappropriate material. If appropriate, our General Counsel, Chief Financial Officer or Legal Department will route such communications to the appropriate director(s) or, if none is specified, then to the chair of the board or the lead independent director. These policies and procedures do not apply to communications to non-management directors from our officers or directors who are stockholders or stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

Policy Prohibiting Hedging or Pledging of Securities

Under our insider trading policy, our employees, including our executive officers, and the members of our Board of Directors are prohibited from, among other things, (1) engaging in short sales, (2) directly or indirectly engaging in transactions that hedge or offset, or are designed to hedge or offset, the risks associated with holding our equity securities either granted as part of their compensation or held directly or indirectly by them, including (i) trades in publicly traded options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options, restricted stock units and other compensatory awards issued to such individuals by us) or (ii) purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), (3) pledging any of our securities as collateral for any loans and (4) holding our securities in a margin account.

Insider Trading Policy

We have adopted an insider trading policy governing the purchase, sale and/or other dispositions of our securities by directors, officers, employees and other covered persons that we believe is reasonably designed to promote compliance with insider trading laws, rules, and regulations and the exchange listing standards applicable to us. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for our fiscal year ended January 31, 2026.

From time to time, we may engage in transactions in our own securities. We comply with all applicable securities laws when engaging in transactions in our securities.

Compensation Recovery Policy

In August 2025, our Board of Directors adopted an executive compensation clawback policy (the “Clawback Policy”), applicable to our current and future former executive officers in compliance with the requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act as implemented by SEC rules and regulations and Nasdaq listing standards. The Clawback Policy provides for the non-discretionary recovery of excess incentive-based compensation from current and former executive officers in the event of an accounting restatement, whether or not the executive officer was at fault for the restatement. As described in the Clawback Policy, excess compensation generally is incentive-based compensation that exceeds the amount a covered executive otherwise would have received had the compensation been determined based on the restated amounts. Excess compensation generally will be covered by the Clawback Policy if received by an individual following the effective date of the policy and during the three completed fiscal years immediately prior to the date it is determined that an accounting restatement is required, such amounts were received after the individual became an executive officer and such individual was an executive officer at any time during the applicable performance period.

Practices with Regard to Timing of Equity Awards

Our Board of Directors and compensation committee do not take material nonpublic information into account when determining the timing and terms of equity grants. We do not have a policy or practice to time equity grants based on the release of material non-public information. We did not grant stock options or stock appreciation rights to any of our named executive officers in fiscal year 2026.

Corporate Governance Guidelines and Code of Conduct

Our Board of Directors has adopted corporate governance guidelines. These guidelines address, among other items, the qualifications and responsibilities of our directors and director candidates, the structure and composition of our Board of Directors and corporate governance policies and standards applicable to us in general. In addition, our Board of Directors has adopted a code of business conduct and ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, as well as our contractors, consultants and agents. The full text of our corporate governance guidelines and code of conduct are available on our investor relations website at https://investors.netskope.com. We will post amendments to our code of conduct or any waivers of our code of conduct applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, on our website identified above, or in filings under the Exchange Act.

Director Compensation

In connection with our initial public offering (the “IPO”), we adopted an outside director compensation policy for our non-employee directors that became effective following the completion of our IPO. The outside director compensation policy was developed with input from our independent compensation consultant, Compensia, Inc. (“Compensia”) regarding practices and compensation levels of similarly situated companies and is intended to attract, retain, and reward non-employee directors.

Under our outside director compensation policy, non-employee directors are entitled to receive compensation in the form of cash and equity, as described below. We also will continue to reimburse our eligible non-employee directors for reasonable, customary, and documented travel expenses to board and committee meetings.

Our outside director compensation policy includes a maximum annual limit of $750,000 of cash compensation and equity awards that may be paid, issued, or granted to a non-employee director in any fiscal year, increased to $1,000,000 in the initial fiscal year of service as a non-employee director. For purposes of this limitation, the value of equity awards will be based on the grant date fair value (determined in accordance with GAAP). Any cash compensation paid or equity awards granted to a person for his or her services as a consultant (other than as a non-employee director), will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to our non-employee directors.

Cash Compensation

•
$35,000 per year for service as a board member;
•
$50,000 per year for service as non-executive chair of the Board of Directors;
•
$20,000 per year for service as lead independent director;
•
$20,000 per year for service as chair of the audit committee;
•
$10,000 per year for service as a member of the audit committee;
•
$15,000 per year for service as chair of the compensation committee;
•
$7,500 per year for service as a member of the compensation committee;
•
$10,000 per year for service as chair of the nominating and corporate governance committee; and
•
$5,000 per year for service as a member of the nominating and corporate governance committee.

Each eligible non-employee director who serves as the chair of a committee will receive only the additional annual fee as the chair of the committee and not the additional annual fee as a member of the committee, except that if a nonemployee director serves as chair of the Board of Directors, they will be entitled to the annual fee for such services as well as the fee for serving as a member of the Board of Directors. All cash payments to non-employee directors will be paid quarterly in arrears on a prorated basis.

Equity Compensation

Initial Award

Each person who first becomes an eligible non-employee director following the completion of the IPO will receive an initial award of restricted stock units (“RSUs”) covering shares of our Class A common stock (the “Initial Award”) that have an aggregate grant date fair value as of such Initial Award's grant date equal to $400,000. The Initial Award will be granted on the first trading day on or after the date on which such individual first becomes a non-employee director, whether through election by our stockholders or appointment by our Board of Directors to fill a vacancy. The Initial Award will vest in equal annual installments on each of the first three anniversaries of such Initial Award's grant date, subject to the eligible non-employee director continuing to provide services to us through the applicable vesting date. If the person was a member of the Board of Directors and also an employee, becoming an eligible non-employee director due to termination of employment will not entitle the eligible non-employee director to an Initial Award.

Annual Award

Each eligible non-employee director automatically will receive, on the date of each annual meeting of stockholders starting in calendar year 2026, an annual award of RSUs covering shares of our Class A common stock (the “Annual Award”), that have an aggregate grant date fair value as of such Annual Award's grant date equal to $200,000. The Annual Award will vest on the one-year anniversary of the grant date of the Annual Award or, if earlier, the day before our annual meeting of stockholders that follows the grant date of the Annual Award, subject to the eligible non-employee director continuing to provide services to us through the applicable vesting date.

In the event of a “change in control” (as defined in our 2025 Equity Incentive Plan), each non-employee director will fully vest in his or her outstanding Company equity awards, including any Initial Award or Annual Award, provided that the eligible non-employee director continues to be a non-employee director through the “change in control.”

Director Compensation for Fiscal Year 2026

The following table sets forth information regarding the total compensation awarded to, earned by or paid to our non-employee directors for their service on our Board of Directors for the fiscal year ended January 31, 2026. Directors who are also our employees receive no additional compensation for their service as directors. During fiscal year 2026, Mr. Beri was an executive officer of the company and therefore did not receive compensation as director. See “Executive Compensation” for additional information regarding Mr. Beri’s compensation.

Name	Fees Paid or Earned in Cash ($)(1)	Total ($)
Kimberly Alexy	22,337	22,337
William Griffith	13,030	13,030
Arif Janmohamed(2)	-	-
Enrique Salem	29,783	29,783
Eric Wolford	20,476	20,476

(1)
The amounts reported represent a partial year of cash compensation due to the timing of our initial public offering and the effective date of our director compensation policy.
(2)
Mr. Janmohamed waived his right to compensation under our Outside Director Compensation Policy for the period between our initial public offering and January 31, 2026.

There were no equity awards granted to any of our non-employee directors in fiscal year 2026. As of January 31, 2026, none of our non-employee directors held any outstanding equity awards.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

Our Board of Directors currently consists of six directors and is divided into three classes with staggered three-year terms. At the annual meeting, two Class I directors will be elected for a three-year term to succeed the same class whose term is then expiring. Each director’s term continues until the expiration of the term for which such director was elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation, or removal.

Nominees

Our nominating and corporate governance committee has recommended, and our Board of Directors has approved, Sanjay Beri and Arif Janmohamed as nominees for election as Class I directors at the annual meeting. If elected, each of Messrs. Beri and Janmohamed will serve as a director until the fiscal year 2029 annual meeting of stockholders and until his respective successor is elected and qualified or until his earlier death, resignation or removal. For more information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

Each of Messrs. Beri and Janmohamed has agreed to serve as directors if elected, and management has no reason to believe that they will be unavailable to serve. In the event a nominee is unable or declines to serve as a director at the time of the annual meeting, proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy.

Vote Required

Each director is elected by a plurality of the voting power of the shares present in person (including virtually) or represented by proxy at the meeting and entitled to vote on the election of directors. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of choosing to “WITHHOLD” authority to vote or a broker non-vote, will have no effect on the outcome of the election.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

PROPOSAL NO. 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed KPMG LLP as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending January 31, 2027. KPMG LLP served as our independent registered public accounting firm for the fiscal year ended January 31, 2026.

At the annual meeting, we are asking our stockholders to ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027. Our audit committee is submitting the appointment of KPMG LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of KPMG LLP, and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of our company and our stockholders. If our stockholders do not ratify the appointment of KPMG LLP, then our audit committee may reconsider the appointment. One or more representatives of KPMG LLP are expected to be present at the annual meeting, and they will have an opportunity to make a statement and are expected to be available to respond to appropriate questions from our stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees billed or expected to be billed for professional audit services and other services rendered to us by KPMG LLP (“KPMG”) for our fiscal years ended January 31, 2026 and January 31, 2025.

	2026	2025
Audit Fees(1)	$2,375,651	$1,744,111
Audit-Related Fees(2)	-	-
Tax Fees(3)	-	-
All Other Fees(4)	-	-
Total Fees	$2,375,651	$1,744,111

(1)
“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of our consolidated financial statements, reviews of our quarterly condensed consolidated financial statements and related accounting consultations and services that are normally provided by the independent registered public accountants in connection with regulatory filings or engagements for those fiscal years. For the fiscal year ended January 31, 2026, this category also included fees for services incurred in connection with our IPO.
(2)
For the fiscal years ended January 31, 2026 and January 31, 2025, there were no fees billed by KPMG for professional services rendered under “Audit-Related Fees” in the table above.
(3)
For the fiscal years ended January 31, 2026 and January 31, 2025, there were no fees billed by KPMG for professional services rendered under “Tax Fees” in the table above.
(4)
For the fiscal years ended January 31, 2026 and January 31, 2025, there were no fees billed by KPMG for professional services rendered under “All Other Fees” in the table above.

Auditor Independence

In fiscal year 2026, there were no other professional services provided by KPMG LLP, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of KPMG LLP.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our audit committee is generally required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All services provided by KPMG LLP for our fiscal years ended January 31, 2026 and January 31, 2025 were pre-approved by our audit committee.

Vote Required

The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027 requires the affirmative vote of a majority of the voting power of the shares cast. Abstentions and broker non-votes will not be considered as votes cast for or against this proposal.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING JANUARY 31, 2027.

REPORT OF THE AUDIT COMMITTEE

The audit committee is a committee of the Board of Directors comprised solely of independent directors as required by the Nasdaq listing rules and the rules and regulations of the SEC. The audit committee operates under a written charter adopted by the Board of Directors. This written charter is reviewed annually for changes, as appropriate. With respect to Netskope’s financial reporting process, Netskope’s management is responsible for (1) establishing and maintaining internal controls and (2) preparing Netskope’s consolidated financial statements. Netskope’s independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of Netskope’s consolidated financial statements. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare Netskope’s financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:

•
reviewed and discussed the audited consolidated financial statements with management and KPMG LLP;
•
discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the SEC; and
•
received the written disclosures and the letter from KPMG LLP required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with KPMG LLP its independence.

Based on the review and discussions noted above, the audit committee recommended to the Board of Directors that the audited consolidated financial statements be included in Netskope’s Annual Report on Form 10-K for the fiscal year ended January 31, 2026 for filing with the SEC.

Respectfully submitted by the members of the audit committee of the Board of Directors:

Kimberly Alexy (Chair)

Enrique Salem

Eric Wolford

This audit committee report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by Netskope under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent Netskope specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.

EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers as of May 11, 2026.

Name	Age	Position
Sanjay Beri	50	Chief Executive Officer and Chairman
Raphaël Bousquet	52	Chief Revenue Officer
Drew Del Matto	67	Chief Financial Officer

Sanjay Beri. For the biography of Mr. Beri, see the section of this proxy statement captioned “Board of Directors and Corporate Governance—Nominees for Director.”

Raphaël Bousquet. Raphaël Bousquet has served as our Chief Revenue Officer since November 2024. From February 2024 to November 2024, Mr. Bousquet served as our Executive Vice President, Worldwide Sales and Channel and as our Senior Vice President, EMEA and LATAM from August 2021 to February 2024. From February 2016 to July 2021, he served as Vice President EMEA South, Israel & Alps at Palo Alto Networks, Inc., a cybersecurity company. Mr. Bousquet holds a Master in Management from Grenoble Ecole de Management in Grenoble, France.

Drew Del Matto. Drew Del Matto has served as our Chief Financial Officer since May 2019. From February 2018 to April 2019, Mr. Del Matto served as Executive Vice President and Chief Financial Officer at Citrix Systems, Inc., a public software company. From January 2014 to February 2018, he served as Chief Financial Officer at Fortinet, Inc., a public cybersecurity company. From January 2005 to December 2013, Mr. Del Matto served in various executive roles at Symantec Corporation, a public cybersecurity company, including as acting Chief Financial Officer from October 2013 to December 2013 and as Senior Vice President and Chief Accounting Officer from April 2012 to October 2013. He began his career with KPMG LLP as a certified public accountant. Mr. Del Matto holds a B.S. from Ohio University and an M.B.A. from Golden Gate University.

EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions

Our compensation committee is primarily responsible for establishing and reviewing our general compensation strategy. In addition, our compensation committee oversees our compensation and benefit plans and policies, administers our equity incentive plans and reviews and approves annually all compensation decisions relating to all of our executive officers, including our Chief Executive Officer, and the compensation of our non-employee directors. Our compensation committee considers recommendations from our Chief Executive Officer regarding the compensation of our executive officers, other than himself. Under its charter, our compensation committee has the right to retain or obtain the advice of compensation consultants, independent legal counsel, and other advisers. Our compensation committee regularly assesses and discusses with management our compensation programs, policies, and practices for our employees as they relate to our risk management, including to determine whether these programs, policies, and practices contain features that might create undue risks or encourage unnecessary and excessive risk-taking that could threaten our value. Based upon this review, we believe that any risks arising from such programs, policies, and practices are not reasonably likely to have a material adverse effect on us.

During the fiscal year ended January 31, 2026, our compensation committee retained Compensia to provide it with market information, analysis, and other advice relating to executive officer and non-executive director compensation on an ongoing basis, as well as equity plan design and strategy in connection with our IPO. Compensia does not provide any services to us other than the consulting services to our compensation committee. Our compensation committee has evaluated its relationship with Compensia to ensure that it believes that such firm is independent from management, including such factors as were deemed relevant under the circumstances, and has determined that no conflict of interest was raised as a result of the work performed by Compensia and that Compensia is independent pursuant to SEC and Nasdaq rules.

Named Executive Officers

Our named executive officers as of January 31, 2026, were:

•
Sanjay Beri, our Chief Executive Officer;
•
Raphaël Bousquet, our Chief Revenue Officer; and
•
Drew Del Matto, our Chief Financial Officer.

Summary Compensation Table for Fiscal Year 2026

The following table sets forth information regarding the compensation reportable for our named executive officers for fiscal year 2026 and prior years where applicable, as determined under SEC rules.

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total ($)
Sanjay Beri,	2026	547,500		—	233,382,279	—	385,000	213,328	(3)	234,528,107
Chief Executive Officer	2025	535,001		—	—	—	436,025	1,650		972,676
Raphaël Bousquet,	2026	722,518	(4)	—	8,777,635	—	566,758	48,669	(5)	10,115,580	(6)
Chief Revenue Officer	2025	480,129		—	5,088,110	2,661,096	776,746	53,260		9,059,701
Drew Del Matto,	2026	543,375		—	3,787,500	—	274,275	—		4,605,150
Chief Financial Officer	2025	517,500		—	—	—	406,237	—		923,737

(1)
The amounts reported represent the aggregate grant-date fair value of the RSUs calculated in accordance with ASC 718, Compensation—Stock Compensation. Such grant date fair values do not take into account any estimated forfeitures. Stock awards reflected in the table above represent RSUs that are subject to both a service condition and a liquidity event condition and performance-based RSUs that are subject to a service condition, market condition, and liquidity event condition. The grant-date fair value of all RSUs granted during the fiscal year reported in the table above assumes achievement of the performance condition as of the grant date. Note that while the grant-date fair value assuming achievement of the performance condition is included in the table above, the achievement of the performance condition was not deemed probable on the date of grant. In the case of performance-based RSUs, the value was calculated using a model based on market capitalization outcomes developed through the use of a Monte Carlo simulation, which incorporates into the valuation the possibility that the hurdles may not be satisfied. The maximum value of the performance-based RSUs assuming achievement of all metrics is $109.7 million for Mr. Beri. The assumptions used in calculating the grant-date fair value of the awards reported in this column are set forth in Notes 2 and 10 to Financial Statements included in our Annual Report on Form 10-K filed on March 31, 2026. These amounts do not reflect the actual economic value that may be realized by the named executive officer.
(2)
The amounts reported in this column represent amounts earned under each named executive officer's annual bonus and, in the case of Mr. Bousquet, his individualized sales commission plan, as described in the section titled “Fiscal 2026 Non-Equity Incentive Plans.”
(3)
The amount consists of a Hart-Scott-Rodino filing fee paid on behalf of Mr. Beri ($105,000) and the associated tax reimbursement ($108,328).
(4)
The amount includes $189,774 in accrued vacation benefits and a sector premium of $384.
(5)
The amount includes (i) a housing allowance of $32,675; (ii) $7,624 in tuition fees for Mr. Bousquet’s child; (iii) a car allowance of $4,761 and (iv) a travel allowance of $3,629.
(6)
In fiscal 2026, Mr. Bousquet was compensated in Eurodollars and the UAE dirham. The exchange rates used in these calculations was based on the average in March 2026.

Incentive Plan Compensation

Fiscal 2026 Non-Equity Incentive Plans

Each of our named executive officers is eligible to receive performance-based cash bonuses, which are designed to provide appropriate incentives to our executives to achieve defined performance goals and to reward our executives for individual achievement towards these goals. The performance-based bonus each named executive officer is eligible to receive is generally based on the extent to which we achieve the corporate goals that our Board of Directors or compensation committee establishes.

For fiscal 2026, Messrs. Beri and Del Matto were each eligible to receive a bonus at an annual target of 50% of his annual base salary. Our corporate performance objectives for fiscal 2026 related to achievement of the following corporate goals of ARR, NRR, GRR, organic cash burn, and gross margin. In addition, annual bonuses can be adjusted based on individual performance during fiscal 2026. In March 2026, our compensation committee approved payments under our fiscal 2026 bonus plan to our named executive officers (other than Mr. Bousquet) equal to 100% of their target bonus amount based on achievement of 100% of the relevant corporate goals in fiscal 2026 and 100% of the individual performance factor.

For fiscal 2026, Mr. Bousquet participated in an individualized sales commission plan with a target cash compensation opportunity of 425,000 EUR. For fiscal 2026, he was paid monthly commissions based on attainment of certain sales targets relating to annual contract value and total contract value.

The total amount of non-equity incentive plan compensation paid to our named executive officers for fiscal 2026 is set forth in the “Non-Equity Incentive Plan Compensation” of the “Summary Compensation Table” above.

Executive Employment Agreements

We have entered into confirmatory employment agreements with Messrs. Beri and Del Matto and an employment agreement with Mr. Bousquet, providing for the terms set forth below.

Sanjay Beri

Mr. Beri's confirmatory employment agreement does not have a specific term and provides that Mr. Beri is an at-will employee. The agreement supersedes all existing agreements and understandings that Mr. Beri may have concerning his employment relationship with us. Mr. Beri's confirmatory employment agreement provides that he will continue to receive his current annual base salary of $550,000, and be eligible for a target annual bonus at 70% of his annual base salary.

Drew Del Matto

Mr. Del Matto's confirmatory employment agreement does not have a specific term and provides that Mr. Del Matto is an at-will employee. The agreement supersedes all existing agreements and understandings that Mr. Del Matto may have concerning his employment relationship with us. Mr. Del Matto's confirmatory employment agreement provides that he will continue to receive his current annual base salary of $548,550, and be eligible for a target annual bonus at 50% of his annual base salary.

Raphaël Bousquet

Mr. Bousquet's employment agreement has a term expiring on June 1, 2026 with an automatic renewal clause. Mr. Bousquet's employment agreement provides that he will receive an annual base salary of 1,929,733 AED and be eligible for commissions with a target amount of 100% of his annual base salary and be provided monthly allowances for transportation, housing and education.

CEO Fiscal 2026 Equity Awards; CFO Equity Award Modification; CRO Fiscal 2026 Equity Awards

In April 2025, our board of directors granted a one-time grant to Mr. Beri of 9,028,328 time-based RSUs (the “FY26 CEO RSUs”) and 9,028,328 performance-based RSUs (the “FY26 CEO PSUs”) under our 2022 Stock Incentive Plan (the "2022 Plan"). In exchange for the grant of FY26 CEO RSUs and FY26 CEO PSUs, Mr. Beri agreed to cancel and forfeit his grant of 9,618,295 performance-based RSUs granted on January 27, 2023, and described in more detail in footnote 7 to the “Outstanding Equity Awards at Fiscal 2026 Year-End” table below.

The FY26 CEO RSUs vest upon the satisfaction of both a service condition and a liquidity event condition, subject to the terms of the 2022 Plan and a restricted unit award agreement covering such award. The service condition for the FY26 CEO RSUs is satisfied over five years in equal quarterly installments from January 1, 2025, subject to Mr. Beri's continuous service. The liquidity event condition for the FY26 CEO RSUs was satisfied in September 2025 in connection with our initial public offering. Upon a change in control, 100% of the FY26 CEO RSUs shall vest. The FY26 CEO RSUs, to the extent unvested, expire on the earlier of seven years from the grant date or the termination of Mr. Beri's continuous service.

The FY26 CEO PSUs are eligible to vest upon the satisfaction of three conditions: a service condition, a liquidity event condition, and a market condition, subject to the terms of the 2022 Plan and a restricted unit award agreement covering such award. The FY26 CEO PSUs, to the extent unvested, expire on the earlier of seven years after the grant date, the consummation of a change in control, or the termination of Mr. Beri's continuous service.

The service condition for the FY26 CEO PSUs is satisfied over four years in equal monthly installments from the closing of our initial public offering. Upon a change in control, 100% of the FY26 CEO PSUs shall satisfy the service condition.

The liquidity event condition for the FY26 CEO PSUs was satisfied in September 2025 in connection with our initial public offering.

The market condition is satisfied upon the Company's achievement certain market capitalization milestones: 1/3 of the FY26 CEO PSUs upon the Company's achievement of each of the three market capitalization milestones (achievement of a $10 billion market capitalization, $12.5 billion market capitalization, and $15 billion market capitalization), subject to Mr. Beri's continuous service (collectively, the “Market Condition Milestones”).

Our market capitalization is measured as of the closing of the IPO and as of each monthly anniversary thereafter (each a “Monthly Performance Measurement Date”) during the remaining term of the FY26 CEO PSUs to determine the extent to which the market condition has been satisfied as of the Monthly Performance Measurement Date. Our market capitalization will be measured based on the highest 60-day trading average per share of our Class A common stock ending during the applicable month (or, in the case of the month of the initial public offering, the closing price on that date), as reasonably determined by our board of directors or a designated committee thereof (the “Measurement Price”). To the extent the market capitalization as of the applicable Monthly Performance Measurement Date is between any two market capitalization milestones, the number of FY26 CEO PSUs satisfying the market condition as of the applicable Monthly Performance Measurement Date shall be determined on a pro rata basis using straight line interpolation. If a particular market capitalization milestone is satisfied as measured as of one Monthly Performance Measurement Date but decreases as measured on a subsequent Monthly Performance Measurement Date, the market condition will remain satisfied with respect to the market capitalization milestone that was previously satisfied (and no additional FY26 CEO PSUs will satisfy the market capitalization milestone based on achieving that same milestone again). For this purpose, market capitalization is calculated as of any Monthly Performance Measurement Date, the applicable Measurement Price multiplied by the sum of the shares of outstanding common stock plus shares issuable upon the exercise of outstanding Company options utilizing the treasury stock method to calculate such shares plus shares issuable upon the settlement of Company restricted stock units plus the maximum number of shares issuable upon conversion of the outstanding convertible notes of the Company, assuming such convertible notes are held until the applicable maturity date.

Upon a change in control, the market condition will be satisfied with respect to that number of FY26 CEO PSUs based on the market capitalization milestone(s) achievement determined based on the higher of the price per share of our Class A common stock payable in that change in control or, if applicable, the 60-day trading average ending prior to the consummation of the change in control, as reasonably determined by our board of directors or an authorized committee of our board of directors. If the market capitalization is between any two market capitalization milestones, the number of FY26 CEO PSUs with respect to which the market condition will be determined on a pro rata basis using straight line interpolation.

In July 2025, our board of directors modified the RSU award covering 500,000 shares originally granted to Mr. Del Matto on January 27, 2023 (the “CFO PSUs”) to change the original market condition milestones of this grant to the Market Condition Milestones.

In August 2025, our board of directors granted an annual refresh grant and a promotion grant to Mr. Bousquet of 200,000 time-based RSUs and 250,000 time-based RSUs, respectively (the “FY26 CRO RSUs”) under our 2022 Plan. The FY26 CRO RSUs vest upon the satisfaction of both a service condition and a liquidity event condition. The service condition for the FY26 CRO RSUs is satisfied in 16 equal quarterly installments beginning on October 1, 2025. The liquidity event condition for the FY26 CRO RSUs is satisfied upon the occurrence of a qualifying liquidity event, defined as the earlier of a successful initial public offering or change in control.

In December 2025, the compensation committee determined that 65.913% of the Market Condition Milestones for Messrs. Beri and Del Matto were achieved as of the closing date of the initial public offering resulting in 5,950,880 of the FY26 CEO PSUs and 329,566 of the CFO PSUs achieving the market condition for those grants and eligible to vest on the service-based vesting schedule.

The awards above are subject to vesting acceleration under our Severance Plan. See the section titled "—Potential Payments upon Termination or Change in Control—Executive Change in Control Severance Plan" below for further details

Outstanding Equity Awards at Fiscal 2026 Year-End

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of January 31, 2026.

		Option Awards					Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Options Exercisable (#)		Number of Securities Underlying Unexercised options Unexercisable (#)	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Sanjay Beri	8/21/2018	1,088,680	(4)	-	1.49	8/22/2028
	8/21/2018	281,250	(5)	1,068,750	1.49	8/22/2028
	4/14/2025						5,198,520	(6)	63,162,018	3,077,448	(7)	37,390,993
	4/14/2025						7,222,663	(8)	98,950,483
Raphaël Bousquet	8/24/2021	345,000	(4)	-	8.45	8/25/2031
	8/31/2023	110,000	(4)	-	10.43	9/1/2033
	3/6/2024	455,000	(4)	-	11.25	3/7/2034
	6/5/2024						28,806	(9)	322,469
	9/5/2024						275,000	(10)	3,103,953
	6/4/2025						40,625	(11)	615,587
	8/20/2025						421,875	(12)	7,518,741
Drew Del Matto	6/18/2019	3,225,342	(4)	-	2.41	6/19/2029
	1/27/2023						350,000	(13)	3,650,500	170,434	(14)	2,167,920
	6/4/2025						203,125	(12)	3,077,933

(1)
Each of the outstanding equity awards listed in this table was granted pursuant to our 2022 Stock Incentive Plan.
(2)
This column represents the fair market value of a share of our Class B common stock on the grant date, as determined by our Board of Directors.
(3)
This column represents the fair market value of the shares of our Class B common stock underlying the RSUs as of January 31, 2026, based on the closing price of our Class A common stock of $14.85 per share on the last trading day before January 31, 2026.
(4)
The option is fully vested and immediately exercisable.
(5)
One-eighth of the shares subject to the option vested upon the effectiveness of the Company’s initial public offering and the remaining shares vest in 42 equal monthly installments thereafter, subject to continued service with us through each date.
(6)
The RSUs set forth above, which represent the remaining portion of the applicable RSU award, vest in 44 equal monthly installments beginning on February 19, 2026, subject to continued service with us through each date. The award of RSUs is subject to vesting acceleration under our Severance Plan. See the section titled "—Potential Payments upon Termination or Change in Control—Executive Change in Control Severance Plan" below for further details
(7)
The performance-based RSUs vest upon the satisfaction of three vesting requirements. The liquidity event requirement was satisfied upon the closing of the Company’s initial public offering. The service condition is satisfied in 48 equal monthly installments beginning on October 19, 2025, subject to continued service with us through each date. The market condition is satisfied upon the Company’s achievement of certain market capitalization levels. See section entitled “CEO

Fiscal 2026 Equity Awards; CFO Equity Award Modification; CRO Fiscal 2026 Equity Awards” for additional details. The award of RSUs is subject to vesting acceleration under our Severance Plan. See the section titled "—Potential Payments upon Termination or Change in Control—Executive Change in Control Severance Plan" below for further details
(8)
The RSUs set forth above, which represent the remaining portion of the applicable RSU award, vest in 16 equal quarterly installments beginning on April 1, 2026, subject to continued service with us through each date. The award of RSUs is subject to vesting acceleration under our Severance Plan. See the section titled "—Potential Payments upon Termination or Change in Control—Executive Change in Control Severance Plan" below for further details
(9)
The RSUs set forth above, which represent the remaining portion of the applicable RSU award, vest in nine equal quarterly installments beginning on April 1, 2026, subject to continued service with us through each date. The award of RSUs is subject to vesting acceleration under our Severance Plan. See the section titled "—Potential Payments upon Termination or Change in Control—Executive Change in Control Severance Plan" below for further details
(10)
The RSUs set forth above, which represent the remaining portion of the applicable RSU award, vest in 11 equal quarterly installments beginning on April 1, 2026, subject to continued service with us through each date. The award of RSUs is subject to vesting acceleration under our Severance Plan. See the section titled "—Potential Payments upon Termination or Change in Control—Executive Change in Control Severance Plan" below for further details
(11)
The RSUs set forth above, which represent the remaining portion of the applicable RSU award, vest in 13 equal quarterly installments beginning on April 1, 2026, subject to continued service with us through each date. The award of RSUs is subject to vesting acceleration under our Severance Plan. See the section titled "—Potential Payments upon Termination or Change in Control—Executive Change in Control Severance Plan" below for further details
(12)
The RSUs set forth above, which represent the remaining portion of the applicable RSU award, vest in 15 equal quarterly installments beginning on April 1, 2026, subject to continued service with us through each date. The award of RSUs is subject to vesting acceleration under our Severance Plan. See the section titled "—Potential Payments upon Termination or Change in Control—Executive Change in Control Severance Plan" below for further details
(13)
The RSUs set forth above, which represent the remaining portion of the applicable RSU award, vest as to 150,000 shares on April 1, 2026 and the remaining 200,000 shares on April 1, 2027, subject to continued service with us through each date. The award of RSUs is subject to vesting acceleration under our Severance Plan. See the section titled "—Potential Payments upon Termination or Change in Control—Executive Change in Control Severance Plan" below for further details
(14)
The RSUs set forth above, which represent the remaining portion of the applicable RSU award, vest upon the satisfaction of both a service condition and a market condition. The remaining service condition for the RSUs is satisfied as to 30% of the RSUs on April 1, 2026, and 40% of the RSUs on April 1, 2027. The market condition is satisfied upon the Company’s achievement of certain market capitalization levels. See section entitled “CEO Fiscal 2026 Equity Awards; CFO Equity Award Modification; CRO Fiscal 2026 Equity Awards” for additional details. The award of RSUs is subject to vesting acceleration under our Severance Plan. See the section titled "—Potential Payments upon Termination or Change in Control—Executive Change in Control Severance Plan" below for further details

Potential Payments upon Termination or Change in Control

Executive Change in Control Severance Plan

Our Executive Change in Control Severance Plan (the “Severance Plan”) is designed to attract, retain, and reward senior level employees. The severance payments and benefits under the Severance Plan generally are in lieu of any other severance payments and benefits to which a participant was entitled before signing his or her participation agreement under the Severance Plan, except as specifically provided under the participation agreement.

Our Board of Directors has designated each of our executive officers as a participant under our Severance Plan eligible for the rights to the applicable payments and benefits described below.

In the event of a “termination” of the employment of an executive officer by us for a reason other than “cause” or the executive officer's death or “disability” (as such terms are defined in our Severance Plan), that occurs outside the change in control period (as described below), the executive officer will be entitled to the following payments and benefits:

•
continuing payments equal to 12 months of the executive officer's annual base salary; and

•
reimbursement, or taxable lump sum payment in lieu of reimbursement, equal to the premium cost of continued health coverage under the Consolidated Omnibus Reconciliation Act of 1985, as amended (“COBRA”) (or similar benefit, in the case for Mr. Bousquet), for a period of 12 months.

In the event of a “termination” of the employment by us for a reason other than “cause” or the participant's death or “disability” or by the participant for “good reason” (as such terms are defined in our Severance Plan), in either case, occurring within a period beginning 3 months prior to and ending 12 months following a “change in control” (as defined in our Severance Plan, and such period the “change in control period”), the participant will be entitled to the following payments and benefits:

•
a lump sum payment equal to (i) 12 months (or in the case of Mr. Beri, 18 months), plus (ii) 100% of the participant's target annual bonus as in effect for the fiscal year in which the qualifying termination of employment occurs;
•
reimbursement, or taxable lump sum payment in lieu of reimbursement, equal to the premium cost of continued health coverage under the COBRA (or similar benefit, in the case for Mr. Bousquet) for a period of 12 months (or in the case of Mr. Beri, 18 months); and
•
100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels for the relevant performance period(s), unless otherwise determined by the applicable agreement governing the equity award with performance-based vesting.

In the case of Mr. Bousquet, his severance entitlement under the Severance Plan is the greater of the payments and benefits provided above or the statutory severance.

The receipt of the payments and benefits provided for under the Severance Plan described above is conditioned on the executive officer signing and not revoking a separation and release of claims agreement and such release becoming effective and irrevocable no later than the 60th day following the named executive officer's involuntary termination of employment, as well as continued compliance with any confidentiality, proprietary information, and inventions agreement applicable to the executive officer.

Any provision in a participant's existing offer letter, employment agreement, and/or equity award agreement with the Company that provides for vesting of participant's RSUs upon (i) the effective date of the initial public offering of the Company's securities or (ii) the date of an acquisition or such other similar terms as set forth therein will not be superseded by the Severance Plan or the participation agreement, and will continue in full force and effect pursuant to its existing terms.

In addition, if any of the payments or benefits provided for under our Severance Plan or otherwise payable to the executive officer would constitute “parachute payments” within the meaning of Section 280G of the Code and could be subject to the related excise tax, the executive officer will receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to them. Our Severance Plan does not require us to provide any tax gross-up payments to the executive officers.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of January 31, 2026. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(2)
Equity compensation plans approved by security holders
2012 Stock Incentive Plan	45,427,761	$5.19	-
2022 Stock Incentive Plan	49,552,873	10.97	-
2025 Equity Incentive Plan	4,360,510	22.88	40,432,311
2025 Employee Stock Purchase Plan	-	-	7,650,000
Equity compensation plans not approved by security holders	-	-	-
Total	99,341,144	$5.80	48,082,311

(1)
The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account the shares of our Class A common stock or Class B Common Stock subject to outstanding RSUs, which have no exercise price.
(2)
Consists of 40,432,311 shares of our Class A common stock reserved for issuance under our 2025 Equity Incentive Plan (the "2025 Plan") and 7,650,000 shares of our Class A common stock reserved for issuance under our 2025 Employee Stock Purchase Plan (the "ESPP"). Under the 2025 Plan, we initially reserved 38,210,000 shares of Class A common stock for future issuance. In addition, the shares reserved for issuance under the 2025 Plan also includes any shares subject to awards granted under the 2012 Equity Incentive Plan and 2022 Equity Incentive Plan that, on or after the effective date of our initial public offering, expire or otherwise terminate without having been exercised in full, are tendered to or withheld by us for payment of an exercise price or for satisfying tax withholding obligations, or are forfeited to or repurchased by us due to failure to vest (provided that the maximum number of shares that may be added to the 2025 Plan pursuant to this sentence is 105,800,420 shares). Our 2025 Plan provides that on the first day of each fiscal year, the number of shares of our Class A common stock available for issuance thereunder is automatically increased by a number equal to the least of (i) 38,210,000 shares, (ii) 5% of the outstanding shares of all classes of our capital stock as of the last day of our immediately preceding fiscal year, or (iii) such other amount as our Board may determine. Our ESPP provides that on the first day of each fiscal year, the number of shares of our Class A common stock available for issuance thereunder is automatically increased by a number equal to the least of (i) 7,650,000 shares, (ii) 1% of the outstanding shares of our capital stock as of the last day of our immediately preceding fiscal year, or (iii) such other amount as our Board may determine. The number of shares of our Class A common stock available for issuance under our 2025 Plan and our ESPP increased by 19,919,132 and 3,983,826 shares, respectively, pursuant to these provisions. These increases are not reflected in the table above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of April 20, 2026 for:

•
each of our named executive officers;
•
each of our directors;
•
all of our directors and executive officers as a group; and
•
each person known by us to be the beneficial owner of more than 5% of the outstanding shares of each of our Class A common stock and Class B common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Exchange Act.

We have based our calculation of the percentage of beneficial ownership on 237,036,910 shares of our Class A common stock, 166,445,403 shares of our Class B common stock, and no shares of our Class C common stock outstanding as of April 20, 2026. We have deemed shares of our Class B common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 20, 2026 and RSUs that are scheduled to vest and settle within 60 days of April 20, 2026 to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Netskope, Inc., 2445 Augustine Drive, Suite 301, Santa Clara, California 95054.

	Shares Beneficially Owned
	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Number	Percentage	Number	Percentage	Percent of Total Voting Power (1)
Named Executive Officers and Directors:
Sanjay Beri (2)	—	—	25,850,122	15.3	14.3
Raphaël Bousquet (3)	101,951	*	973,130	*	*
Drew Del Matto (4)	42,854	*	3,536,243	2.1	2.0
Kimberly Alexy (5)	—	—	421,600	*	*
William Griffith (6)	66,267,513	28.0	—	—	1.9
Arif Janmohamed (7)	—	—	4,340,640	2.6	2.4
Enrique Salem (8)	1,420,562	*	—	—	*
Eric Wolford	—	—	—	—	—
All directors and executive officers as a group (8 persons) (9)	67,832,880	28.6	35,121,735	20.3	20.9
Greater than 5% Stockholders:
Entities affiliated with Lightspeed Venture Partners (10)	—	—	64,493,207	38.8	36.2
Entities affiliated with ICONIQ (11)	66,267,513	28.0	—	—	1.9
Entities affiliated with Accel(12)	—	—	29,637,545	17.8	16.6

* Represents beneficial ownership or voting power of less than one percent (1%).

+ The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis, such that each holder of Class B common stock beneficially owns an equivalent number of shares of Class A common stock.

(1)
Percentage of total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, as a single class. Each holder of Class B common stock is entitled to 20 votes per share of Class B common stock and each holder of Class A common stock is entitled to one vote per share of Class A common stock on all matters submitted to our stockholders for a vote. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law.
(2)
Consists of (i) 1,486,408 shares of Class B common stock held of record by Mr. Beri; (ii) 22,288,889 shares of Class B common stock held of record by the 2012 Sanjay Beri and Ava Malla Revocable Trust for which Mr. Beri serves as trustee; (iii) 1,510,555 shares of Class B common stock subject to options exercisable within 60 days of April 20, 2026; and (iv) 564,270 shares of Class B common stock issuable upon settlement of RSUs within 60 days of April 20, 2026. Mr. Beri has entered into a voting agreement with one of our non-executive co-founders for an additional 4.3% of the voting power of our outstanding capital stock.
(3)
Consists of (i) 101,951 shares of Class A common stock and 63,130 shares of Class B common stock held of record by Mr. Bousquet and (ii) 910,000 shares of Class B common stock subject to options exercisable within 60 days of April 20, 2026.
(4)
Consists of (i) 42,854 shares of Class A common stock and 310,901 shares of Class B common stock held of record by Mr. Del Matto and (ii) 3,225,342 shares of Class B common stock subject to options exercisable within 60 days of April 20, 2026.
(5)
Consists of 421,600 shares of Class B common stock held of record by The Alexy and Julian Family Trust for which Ms. Alexy serves as a trustee.
(6)
Consists of shares of Class A common stock held by entities affiliated with ICONIQ. See footnote (11) below.
(7)
Consists of 4,340,640 shares of Class B common stock held by Lightspeed Opportunity Fund, L.P. See footnote (10) below.
(8)
Consists of (i) 1,220,562 shares of Class A common stock held of record by Mr. Salem and (ii) 200,000 shares of Class A common stock held of record by The Enrique Salem 2017 Grantor Retained Annuity Trust for which Mr. Salem serves as trustee.
(9)
Consists of (i) 67,832,880 shares of Class A common stock and 28,911,568 shares of Class B common stock beneficially owned by our executive officers and directors; (ii) 5,645,897 shares of Class B common stock subject to options exercisable within 60 days of April 20, 2026; and (iii) 564,270 shares of Class B common stock issuable upon settlement of RSUs within 60 days of April 20, 2026.
(10)
Based on information provided in a Schedule 13G filed with the SEC by Lightspeed Venture Partners IX, L.P., or Lightspeed IX, on November 14, 2025 and updated from Company records, consists of (i) 20,231,286 shares of Class B common stock held of record by Lightspeed IX; (ii) 219,075 shares of Class B common stock held of record by Lightspeed Venture Partners XII, L.P., or Lightspeed XII; (iii) 8,818,610 shares of Class B common stock held of record by Lightspeed Venture Partners Select, L.P., or Lightspeed Select; (iv) 7,508,890 shares of Class B common stock held of record by Lightspeed Venture Partners Select II, L.P., or Lightspeed Select II; (v) 15,608,645 shares of Class B common stock held of record by Lightspeed SPV II, LLC, or Lightspeed SPV II; (vi) 7,765,561 shares of Class B common stock held of record by Lightspeed SPV II-B, LLC, or Lightspeed SPV II-B; (vii) 4,340,640 shares of Class B common stock held of record by Lightspeed Opportunity Fund, L.P., or Lightspeed Opportunity Fund; and (viii) 500 shares of Class B common stock held of record by Lightspeed Scout Management, LLC, or Scout Mgmt. Lightspeed General Partner IX, L.P., or Lightspeed GP IX, is the general partner of Lightspeed IX and Lightspeed Ultimate General Partner IX, Ltd., or Lightspeed UGP IX, is the general partner of Lightspeed GP IX. Barry Eggers, Ravi Mhatre, and Peter Nieh, the directors of Lightspeed UGP IX, share voting and investment power with respect to the shares held of record by Lightspeed IX. Lightspeed General Partner XII, L.P., or Lightspeed GP XII, is the general partner of Lightspeed XII and Lightspeed Ultimate General Partner XII, Ltd., or Lightspeed UGP XII, is the general partner of Lightspeed GP XII. Messrs. Eggers, Mhatre, and Nieh, the directors of Lightspeed UGP XII, share voting and investment power with respect to the shares held of record by Lightspeed XII. Lightspeed General Partner Select, L.P., or Lightspeed GP Select, is the general partner of Lightspeed Select and Lightspeed Ultimate General Partner Select, Ltd., or Lightspeed UGP Select, is the general partner of Lightspeed GP Select. Messrs. Eggers, Mhatre, and Nieh, the directors of Lightspeed UGP Select, share voting and investment power with respect to the shares held of record by Lightspeed Select. Lightspeed General Partner Select II, L.P., or Lightspeed GP Select II, is the general partner of Lightspeed Select II and Lightspeed Ultimate General Partner Select II, Ltd., or Lightspeed UGP Select II, is the general partner of Lightspeed GP Select II. Messrs. Eggers, Mhatre, and Nieh, the directors of Lightspeed UGP Select II, share voting and investment power with respect to the shares held of record by Lightspeed Select II. LS SPV Management, LLC, or LS SPV Mgmt, is the manager of Lightspeed SPV II and Lightspeed SPV II-B. Messrs. Eggers, Mhatre, and Nieh, the managers of LS SPV Mgmt, share voting and dispositive power with respect to the shares held of record by Lightspeed SPV II and Lightspeed SPV II-B. Lightspeed General Partner Opportunity Fund, L.P., or Lightspeed GP Opportunity Fund, is the general partner of Lightspeed Opportunity Fund and Lightspeed Ultimate General Partner Opportunity Fund, Ltd., or Lightspeed UGP Opportunity Fund, is the general partner of Lightspeed GP Opportunity Fund. Arif Janmohamed, one of our directors, and Mr. Mhatre, the directors of Lightspeed UGP Opportunity Fund, share voting and investment power with respect to the shares held of record by Lightspeed Opportunity Fund. Lightspeed Scout Management, LLC is the manager of Scout Mgmt. Messrs. Eggers, Mhatre, and Nieh, the managing members of Lightspeed Scout Management, LLC, share voting and investment power with respect to the shares held of record by Scout Mgmt. The address for the entities affiliated with Lightspeed Venture Partners is 2200 Sand Hill Road, Menlo Park, California 94025.
(11)
Based on information provided in a Schedule 13G/A filed with the SEC by ICONIQ Strategic Partners II, L.P., or ICONIQ II, on May 15, 2026, consists of (i) 13,169,285 shares of Class A common stock held of record by ICONIQ II; (ii) 10,308,897 shares of Class A common stock held of record by ICONIQ Strategic Partners II-B, L.P., or ICONIQ II-B; (iii) 2,339,380 shares of Class A common stock held of record by ICONIQ Strategic Partners II Co-Invest, L.P. (Series NS), or Co-Invest II Series NS; (iv) 8,723,318 shares of Class A common stock held of record by ICONIQ Strategic Partners VI, L.P., or ICONIQ VI; (v) 12,854,199 shares of Class A common stock held of record by ICONIQ Strategic Partners VI-B, L.P., or ICONIQ VI-B; and (vi) 18,872,434 shares of Class A common stock held of record by ICONIQ Strategic Partners VI Co-Invest, L.P. (Series NS), or Co-Invest VI Series NS. ICONIQ Strategic Partners II GP, L.P., or ICONIQ GP II, is the sole general partner of ICONIQ II, ICONIQ II-B and Co-Invest II Series NS and ICONIQ Strategic Partners II TT GP, Ltd., or ICONIQ Parent GP II, is the sole general partner of ICONIQ GP II. As the sole equity holders of ICONIQ Parent GP II, Divesh Makan and William J. G. Griffith, one of our directors, may each be deemed to have voting, investment and dispositive power with respect to the shares held of record by ICONIQ II, ICONIQ II-B and Co-Invest II Series NS. ICONIQ Strategic Partners VI GP, L.P., or ICONIQ GP VI, is the sole general partner of ICONIQ V, ICONIQ VI-B and ICONIQ Co-Invest VI Series NS and ICONIQ Strategic Partners VI TT GP, Ltd., or ICONIQ Parent GP VI, is the sole general partner of ICONIQ GP VI. As the sole equity holders of ICONIQ Parent GP VI, Messrs. Makan and Griffith and Matthew Jacobson may each be deemed to have voting, investment and dispositive power with respect to the shares held of record by ICONIQ VI, ICONIQ VI-B and Co-Invest VI Series NS. The address for the entities affiliated with ICONIQ is c/o ICONIQ, 50 Beale Street, Suite 2300, San Francisco, California 94105.
(12)
Based on information provided in a Schedule 13G filed with the SEC by Accel XII L.P., or A12, on November 13, 2025 and updated from Company records, consists of (i) 13,030,880 shares of Class B common stock held of record by A12; (ii) 675,644 shares of Class B common stock held of record by Accel XII Strategic Partners L.P., or A12SP; (iii) 41,134 shares of Class B common stock held of record by Accel XIV L.P., or A14; (iv) 1,670 shares of Class B common stock held of record by Accel XIV Strategic Partners L.P., or A14SP; (v) 2,196 shares of Class B common stock held of record by Accel XIV Investors (2019) L.L.C., or AI19; (vi) 14,267,686 shares of Class B common stock held of record by Accel Growth Fund IV L.P., or AGF4; (vii) 81,169 shares of Class B common stock held of record by Accel Growth Fund IV Strategic Partners L.P., or AGF4SP; (viii) 682,419 shares of Class B common stock held of record by Accel Growth Fund Investors 2016 L.L.C., or AGFI16; and (ix) 854,747 shares of Class B common stock held of record by Accel Investors 2014 L.L.C., or AI14. Accel XII Associates L.L.C., or A12A, is the General Partner of A12 and A12SP, and has sole voting and dispositive power with respect to the shares held of record by A12 and A12SP. Accel XIV Associates L.L.C., or A14A, is the General Partner of both A14 and A14SP, and has sole voting and dispositive power with respect to the shares held of record by A14 and A14SP. Accel Growth Fund IV Associates L.L.C., or AGF4A, is the General Partner of AGF4 and AGF4SP and has sole voting and dispositive power with respect to the shares held of record by AGF4 and AGF4SP. The address for the entities affiliated with Accel is c/o Accel, 500 University Avenue, Palo Alto, California 94301.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of each transaction since the beginning of our last fiscal year, and each currently proposed transaction, in which:

•
we have been or are to be a participant;
•
the amount involved exceeded or exceeds $120,000; and
•
any of our directors (including director nominees), executive officers, or beneficial holders of more than 5% of any class of our voting securities, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Investors’ Rights Agreement

We are party to an amended and restated investors' rights agreement, dated July 7, 2021 and as amended October 2, 2024, pursuant to which certain holders of our capital stock, including entities affiliated with Lightspeed Venture Partners, entities affiliated with Accel and entities affiliated with ICONIQ, have the right to demand that we file a registration statement or request that their shares of our capital stock be covered by a registration statement that we are otherwise filing. Messrs. Janmohamed, Wolford and Griffith are affiliated with Lightspeed Venture Partners, Accel and ICONIQ, respectively.

Limitation of Liability and Indemnification of Officers and Directors

Our amended and restated certificate of incorporation contains provisions that limit the liability of our directors and officers for monetary damages to the fullest extent permitted by the law. Any amendment to, or repeal or elimination of, or adoption of any provision of our amended and restated certificate of incorporation inconsistent with these provisions will not eliminate, reduce or otherwise adversely affect any limitation on the personal liability of our directors or officers existing at the time of such amendment, repeal, or elimination or adoption of such an inconsistent provision. In addition, if the DGCL is amended to provide for further elimination or limitations on the personal liability of directors and officers of corporations, then the personal liability of our directors and officers will be further eliminated or limited to the greatest extent permitted by the DGCL. Delaware law prohibits our amended and restated certificate of incorporation from limiting the liability of our directors or officers for the following:

•
any breach of the director's or officer's duty of loyalty to us or to our stockholders;
•
acts or omissions of a director or officer not in good faith or that involve intentional misconduct or a knowing violation of law;
•
with respect to a director, unlawful payment of dividends or unlawful stock repurchases or redemptions;
•
any transaction from which the director or officer derived an improper personal benefit; and
•
with respect to an officer, any action by or in our right.

In addition, our amended and restated bylaws provide that we will indemnify our directors and officers, and may indemnify our employees, agents and any other persons, to the fullest extent permitted by the DGCL. Our amended and restated bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to limited exceptions.

Further, we have entered into indemnification agreements with each of our directors and executive officers that may be broader than the specific indemnification provisions contained in the DGCL. These indemnification agreements require us, among other things, to indemnify our directors and executive officers against liabilities that may arise by reason of their status or service. These indemnification agreements also require us to advance all expenses reasonably and actually incurred by the directors and executive officers in investigating or defending any such action, suit or proceeding. We believe that these agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.

We have obtained insurance policies under which, subject to the limitations of the policies, coverage is provided to our directors and executive officers against loss arising from claims made by reason of breach of fiduciary duty or other wrongful acts as a director or executive officer, including claims relating to public securities matters, and to us with respect to payments that may be made by us to these directors and executive officers pursuant to our indemnification obligations or otherwise as a matter of law. At present, we are not aware of any pending litigation or proceeding involving any person who is or was one of our directors or officers, or is or was one of our directors or officers serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.

Policies and Procedures for Related Person Transactions

Our written policy regarding related person transactions provides that a related person transaction is a transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, in which we are a participant and in which a related person has, had or will have a direct or indirect material interest and in which the aggregate amount involved exceeds $120,000. Our policy also provides that a related person means any of our executive officers and directors (including director nominees), in each case at any time since the beginning of our last fiscal year, or holders of more than 5% of any class of our voting securities and any member of the immediate family of, or person sharing the household with, any of the foregoing persons. Our audit committee has the primary responsibility for reviewing and approving or disapproving related person transactions. In addition to our policy, our audit committee charter provides that our audit committee shall review and approve or disapprove any related person transactions. In determining whether to approve or ratify any such transaction, our audit committee will take into account, among other factors it deems appropriate, (i) whether the transaction is on terms no less favorable than terms generally available to unaffiliated third parties under the same or similar circumstances and (ii) the extent of the related party's interest in the transaction.

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the SEC. Based solely on our review of Forms 3, 4 and 5 and amendments thereto filed electronically with the SEC by the reporting persons, and written representations from certain reporting persons, we believe that during fiscal 2026 and through the date of this proxy statement, all Section 16(a) filing requirements were satisfied on a timely basis, with the exceptions noted below:

•
Form 4 filed for Drew Del Matto on December 29, 2025, reporting the conversion of 41,493 shares from Class B to Class A common stock on November 24, 2025.
•
Form 4 filed for Enrique Salem on April 3, 2026 reporting (i) the conversion of 200,000 shares from Class B to Class A common stock on December 3, 2025 and (ii) the conversion of 1,220,562 shares from Class B to Class A common stock on December 9, 2025.
•
Form 4 filed for Raphaël Bousquet on April 3, 2026 reporting an award of RSUs covering 250,000 shares of Class A common stock on March 4, 2026.

Stockholder Proposals or Director Nominations for Fiscal Year 2027 Annual Meeting

If a stockholder would like us to consider including a proposal in our proxy statement for our fiscal year 2027 annual meeting pursuant to Rule 14a-8 of the Exchange Act, then the proposal must be received by our corporate secretary at our principal executive offices on or before January 27, 2027. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Netskope, Inc.

Attention: Corporate Secretary

2445 Augustine Drive, Suite 301

Santa Clara, California 95054

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our fiscal year 2027 annual meeting, the stockholder must provide timely written notice to our corporate secretary at our principal executive offices, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our amended and restated bylaws. To be timely for the fiscal year 2027 annual meeting, a stockholder’s written notice must be received by our corporate secretary at our principal executive offices:

•
no earlier than 8:00 a.m., Pacific Time, on March 9, 2027, and
•
no later than 5:00 p.m., Pacific Time, on April 8, 2027.

In the event that we hold our fiscal year 2027 annual meeting more than 25 days before or after the one-year anniversary of this year’s annual meeting, then such written notice must be received by our corporate secretary at our principal executive offices:

•
no earlier than 8:00 a.m., Pacific Time, on the 120th day prior to the day of our fiscal year 2027 annual meeting, and
•
no later than 5:00 p.m., Pacific Time, on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, then we are not required to present the proposal for a vote at such annual meeting.

In addition, to comply with Rule 14a-19 of the Exchange Act, stockholders must provide notice of the intent to solicit proxies in support of director nominees (other than our nominees) for the fiscal year 2027 annual meeting by notifying our corporate secretary no later than May 8, 2027. Please note that the notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our amended and restated bylaws as described above.

Availability of Bylaws

A copy of our amended and restated bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Fiscal Year 2026 Annual Report and SEC Filings

We have filed our Annual Report on Form 10-K for our fiscal year ended January 31, 2026 with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Stockholders can also access this Proxy Statement and our Annual Report on Form 10-K on our investor relations website at https://investors.netskope.com/financials/sec-filings and are also available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report, free of charge, by sending a written request to Netskope, Inc., 2445 Augustine Drive, Suite 301, Santa Clara, California 95054, Attention: Investor Relations.

Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

* * *

The Board of Directors does not know of any other matters to be presented at the annual meeting. If any additional matters are properly presented at the annual meeting, the persons named in the proxy will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the annual meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

THE BOARD OF DIRECTORS

Santa Clara, California

May 27, 2026

Company logo NETSKOPE, INC.2445 AUGUSTINE DRIVE, SUITE 301SANTA CLARA, CA 95054ATTN: LEGAL/PROXY RETURNSSCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NTSK2026You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:T00091-P53113KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYNETSKOPE, INC. The Board of Directors recommends you vote FOR the following nominees: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.1.Election of Class I Directors01) Sanjay Beri02) Arif Janmohamed The Board of Directors recommends you vote FOR the following proposal: For Against Abstain2.Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2027.NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10K are available at www.proxyvote.com.T00092-P53113NETSKOPE, INC. Annual Meeting of Stockholders Tuesday, July 7, 2026, 11:00 a.m. PT This proxy is solicited on behalf of the Board of Directors The stockholders hereby appoint Sanjay Beri and Drew Del Matto, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Netskope, Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m. Pacific Time, on Tuesday, July 7, 2026, at www.virtualshareholdermeeting.com/NTSK2026, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. The above named proxy holders are authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournments or postponements thereof. CONTINUED AND TO BE SIGNED ON REVERSE SIDE